UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2005
MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-23621	04-2277512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Industrial Way, Wilmington, Massachusetts		01887

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (978) 284-4000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 26, 2005, MKS Instruments, Inc. announced its financial results for the quarter ended June 30, 2005. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated July 26, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2005	MKS Instruments, Inc.

	By:	/s/ Ronald Weigner

Ronald C. Weigner, Vice President & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated July 26, 2005